Third-Quarter Earnings October 26, 2022 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to, information regarding: 2022 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, net debt and leverage, free cash flow and the drivers thereof; 2024 financial targets; the impact of the NoteMachine acquisition on Brink’s results, acquisition-related synergies; expected share repurchase activity; future costs and operating profit impact related to global restructuring activities; the impact of macroeconomic factors; strategic targets and initiatives (including Strategy 1.0 and Strategy 2.0); expected impact from deployment of tech-enabled solutions, including digital retail solutions and ATM managed services; sustainability initiatives; and future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including supply chain disruptions, fuel price increases, inflation, and changes in interest rates; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information, including from a cybersecurity incident; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward- looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2021 and in related disclosures in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Safe Harbor Statements and Non-GAAP Results

3 Key Messages (non-GAAP) Strong 3Q results…double-digit organic revenue and profit growth • Revenue +6% (+13% organic) • Operating profit +9% (+22% organic), margin 11.2% • Adjusted EBITDA +11%, margin 16.6% • EPS up 18% (up 21% excluding MGI impact1) • 2022 YTD double-digit organic revenue and profit growth 2022 Outlook • Affirming Adjusted EBITDA of ~$775M and EPS of ~$5.75 at mid-point of guidance • Revenue of ~$4.52B and op profit of ~$545M expected at low end of guidance range, primarily due to FX translation • Excludes impact of NoteMachine acquisition, which is expected to be accretive to 4Q earnings by ~$0.04 per share Recent actions support continued growth and value creation • NoteMachine acquisition accelerates ATM Managed Services growth • New global restructuring plan expected to drive $40M op profit benefit in 2023 • Balanced capital allocation strategy includes continued share repurchases – Repurchased ~2% of shares outstanding in 3Q and through Oct. 24 for $45M; $205M remaining under current authorization Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. which was sold in July 2021.

Strong YTD Organic Revenue Growth in Tech-Enabled Solutions

Digital Retail Solutions[1] (DRS) & ATM Managed Services[2] (AMS)

DRS

~20%+
Organic Growth



100%
~120%
2021
2022

- Brink's Complete — developing locally relevant service offerings around the world
- Balanced growth across all regions
- Expanding our presence across entire cash ecosystem
- Strong pipeline for additional locations and customers

AMS

~50%+
Organic Growth



100%
~150%
2021
2022

- Strong growth driven by North America and Europe segments
- New Retail & Financial Institution projects active in all regions
- Active M&A pipeline

1. Digital retail solutions includes services that facilitate faster access to cash deposits, leverage Brink's-managed tech-enabled safes and software platforms and enable enhanced customer analytics and visibility, and include our patented Brink's Complete™ and CompuSafe® services.
2. ATM managed services that provide comprehensive services for ATM management including cash replenishment, replenishment forecasting, cash optimization, ATM remote monitoring, service call dispatching, transaction processing, installation services, and first and second line maintenance.

BRINKS 4

5 Tech-Enabled Solutions Deployment • Outsourcing entire network of >10,000 ATMs by Dec. 31, 2022 • 10+ year recurring revenue contract • Capabilities and infrastructure to integrate and service the bank’s ATM portfolios in an end- to-end solution • Allows banks to optimize cost structure and improve operational execution, as well as allocate resources to other areas AMS Partnership with BPCE, Second Largest Bank in France • Deploying initial ~400 units by Dec. 31, 2023 • 5+ year recurring revenue contract • Front-office self check-out that can manage coin, cash and recycling, with other potential uses under development • Brink’s software solution interfaces with customer’s existing POS system • Allows grocers to optimize costs by reducing cash, number of tills and back office activities Multinational Grocery Customer Adopts DRS Point-of-Sale Integration Platform Recurring revenue, higher margins and increased retention rates

CONFIDENTIAL. FOR INTERNAL USE ONLY – DO NOT DUPLICATE OR DISTRIBUTE. 6 1. At exchange rates as of 9/30/2022. 2. For the fiscal year ended June 30, 2022, at exchange rates as of 9/30/2022. >9,000 ATMs >29m TRANSACTIONS EACH MONTH $131m REVENUE2 $36m ADJ. EBITDA2 NoteMachine Acquisition Accelerates ATM Managed Services Growth • Expands ATM managed services capabilities and expertise in Europe • Provides global technology infrastructure for ATM managed services, including monitoring software, dispatch and maintenance capabilities • Strengthens ability to capitalize on ATM outsourcing • Expected to be accretive to 4Q 2022 operating profit by ~$5 million and earnings by ~$0.04 per share1 Acquired 10/3/22 for $179 million1 (5.0x Adj. EBITDA)

7 Global Restructuring Plan (Millions)Sustainable fixed cost reductions position Brink’s to achieve short and long-term financial targets We are taking actions in order to: • Enable growth and reduce costs and related infrastructure • Mitigate the potential impact of external economic conditions Current Projected Impact ~ $30 ~ $40 One-time Cost 2023 Annualized Operating Profit Impact As we continue to optimize our operations and deliver tech-enabled services, we will look for additional opportunities to drive efficiency

8 Brink’s Has a History of Resilience Across Economic Cycles • In 2008-2009 organic revenue growth remained stable during the recession; recovered to 4% in 2010 and 7% in 2011 • During the pandemic organic revenue growth initially contracted in 2020; recovered to 5% in 2021 and 12% YTD in 2022 PandemicRecession 7% -0.5% 4% 7% 6% 4% 5% 3% 6% 6% 7% 6% -7% 5% 12% -10% -5% 0% 5% 10% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sep YTD Organic Revenue Growth – Total Brink’s1 1. Total company pro-forma organic revenue growth, adjusted to exclude Venezuela. Brink’s Revenue Stable in Uncertain Environments

9 Third-Quarter 2022 Results Continued Double-digit Organic Growth and Margin Expansion, Offsetting FX Impact (non-GAAP, $ millions, except EPS) Revenue +6% Organic +13% Acq 0% FX (8%) EPS +18%Adj. EBITDA +11%Op Profit +9% Organic +22% Acq +1% FX (14%) $971 $1,076 $1,137 2020 2021 2022 Constant Currency +14% Constant Currency +23% Constant Currency +22% Constant Currency +37% +21% excluding $.03 / share MGI gain in 3Q211 $148 $170 $189 2020 2021 2022 $100 $116 $127 2020 2021 2022 $1.11 Excl. MGI Gain1 $0.89 $1.14 $1.34 2020 2021 2022 11.2% Margin 10.8% Margin 10.3% Margin 16.6% Margin 15.8% Margin 15.2% Margin Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconcil iations of non-GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The third quarter 2021 included a gain of $2 million ($0.03 per share) in MGI stock, which was sold in July 2021 and had no impact on third quarter 2022 results.

10 $116 $26 $1 $143 ( $16 ) $127 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit Third-Quarter Revenue and Operating Profit vs 2021 (non-GAAP, $ millions) % Change (8%)13% 0% 6%14% Constant Currency Constant Currency Revenue Operating Profit $1,076 $143 $4 $1,222 ( $85 ) $1,137 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 10.8% Margin 11.2% Margin % Change 22% 1% 23% (14%) 9% 11.7% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. 1. *Acq/Disp amounts include the impact of prior year trail ing twelve-month results for acquired and disposed businesses. Strong Organic Growth Offsets FX Impact

Third-Quarter Adjusted EBITDA and EPS vs 2021

Adjusted EBITDA +11%, EPS +18%

(non-GAAP, $ millions, except EPS)

2022 EPS: $1.34 +18% vs PY, +21% ex MGI[1]
2021 EPS: $1.14

Diluted Shares[2]
47.5 million
50.3 million



+11%
$127
11.2% Margin
($34)
($32)
Tax Rate 33.6% in 2021 and 32.1% in 2022
$3
$64
$46
$66
$14
($1)
$189
16.6% Margin
Op Profit
Interest Expense
Taxes
Other
Income from Continuing Ops
D&A
Interest Exp & Taxes
Stock Comp
Marketable Securities
Adj. EBITDA

	Op Profit	Interest Expense	Taxes	Other	Income from Continuing Ops	D&A	Interest Exp & Taxes	Stock Comp	Marketable Securities	Adj. EBITDA
Vs. 2021	$11	($7)	($1)	$4	$7	($3)	$8	$5	$1	$19

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.

1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The third quarter 2021 included a gain of $2 million ($0.03 per share) in MGI stock, which was sold in July 2021 and had no impact on third quarter 2022 results.
2. Reduction in diluted shares was driven by the repurchase of shares. Reduction in diluted shares was driven by $200M in accelerated share repurchase ("ASR") programs of which over 80% was completed in 2021. The remaining amount was completed in April 2022. A total of 2.9 million shares were repurchased under these ASRs at an average repurchase price of $67.92. During the third quarter of 2022, we used $27.3 million to repurchase, in the open market, 501,560 shares at an average repurchase price of $54.36 per share.

BRINKS 11

12 Free Cash Flow | 2022 Target Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Includes cash proceeds from sale of property, equipment and investments in 2021; excludes our initial investment in France to support the take-over of the BPCE ATM network. (Non-GAAP, $ millions) ~$255 ( $70 ) ( $110 ) ( $115 ) ( $180 ) Adj. EBITDA WC, Cash Restructuring & Deferred Payments Cash Taxes Cash Interest Cash CapEx Free Cash Flow before Dividends before CapEx & Other Actions 1 = Change vs. Prior Target= Prior Target ( $95 ) ( $125 ) $280 - $315 ~$775 $755 - $790 Vs. Prior Target Mid-point ~$3 ( $25 ) ($10) ( $10 ) - ~ ( $43) Vs. 2021 $92 ( $7) ( $36 ) ( $19 ) ( $20 ) $10 Prior Target Target Prior Target Target 33% of Adjusted EBITDA 1 ( $120 )

13 $683 $751 ~$775 2021 Actual Q3 2022 TTM Actual 2022 Guidance Net Debt and Leverage Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 1. Net of unamortized debt issuance costs of $10 million as of 12/31/2021 and $9 million as of 9/30/2022. 2. Pro-f orma Net Debt at year-end, considering our 2022 Free Cash Flow Targets. 3. Net Debt divided by Adjusted EBITDA. 4. Pro-f orma to include NoteMachine acquisition impact based on the fiscal year ended June 30, 2022, at exchange rates as of 9/30/2022. 5. Bank-def ined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions. Max ratio is 3.75x as of 12/31/21 and 3.5x as of 9/30/22. (Non-GAAP, $ millions) Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA $990 $992 $1,301 $1,399 $2,291 $2,391 ~ $2,450 12/31/2021 Actual 9/30/2022 Actual 12/31/2022 Target Unsecured Senior Notes1 Secured Net Debt Leverage Ratio3 3.4 3.2 ~3.2 Pro-forma Leverage Ratio4 ~3.0 Secured Leverage Ratio5 2.0 2.0 ~1.9 2 Pro-forma NoteMachine Acquisition4 ~$810 Secured Leverage Ratio Well Below Covenant Max of 3.5x

2022 Guidance | On Track for Continued Strong Growth

(non-GAAP, $ millions, except EPS and where noted)

	2022 Guidance			
	2021 Actual	Guidance 2/23/22	2H Impact Δ in FX Rates 6/30 to 9/30	Current Outlook
Revenue	$4.2B	$4.52-4.67B	($102)	~$4.52B
Operating Profit	$471	$545-580	($14)	~$545
Margin	11.2%	~12.3%		~12.1%
Adjusted EBITDA[1]	$683	$755-790	-	~$775
Margin	16.3%	~16.8%		~17.1%
EPS[1]	$4.75	$5.50-6.00	-	~$5.75

Dec. 2021 Investor Day	
2024 Target[2]	3-Yr CAGR
$5.3-5.5B	8-9%
$795	19%
14.5%	
$1B	14%
18.5%	

No Change to Guidance for Organic Revenue and Profit Growth

Strong Growth and Margin Expansion Despite Estimated Full Year FX Headwinds of $265 on Revenue and $51 on Profit versus Prior Year

1. Adjusted EBITDA includes FX impact vs prior guidance midpoint, as well as impact of operating profit, net interest and non-cash variable compensation. EPS includes FX impact vs prior guidance midpoint, as well as impact of operating profit, net interest, tax rate, and shares.
2. 2024 financial targets were established on a constant currency basis, as presented at Investor Day in December 2021.

Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.

BRINKS 14

Appendix

16 Sustainability Update Deployed the first electric armored vehicle in the U.S. in Q3 Singapore piloting EVs for ATM business U.S deploys first EV for cash-in-transit Brink’s EV Deployments • Netherlands • Singapore • France • United States We are committed to: • Increasing the efficiency of our fleet • Reducing emissions and use of fossil fuels • Working with manufacturers to enhance armored truck viability/capabilities • Embedding Sustainability into our culture

17 Our Strategic Plan Adds a New Layer of Growth Upon a Strong Foundation Targeting Annual Organic Revenue Growth of 7% + COVID Recovery, Annual Margin Growth of 100 bps Growth Driven Primarily by Core Operations 2022 20242023 Annual targets: 3% organic revenue growth, 25 bps of margin growth Targeting 5%+ of total revenue in 2022, $500M+ incremental revenue in 2024 Strategy 2.0 Digital Solutions and ATM Managed Services Annual targets: 4% organic revenue growth, 75 bps margin growth Controlling variable costs, indirect expenses and SG&A as revenue increases Strategy 1.0 Operational Excellence in Core Operations

18 Third-Quarter 2022 Results by Segment ($ millions) $361 $401 2021 2022 $25 $38 2021 2022 6.9% Margin 9.5% Margin $289 $301 2021 2022 $65 $67 2021 2022 22.3% Margin 22.1% Margin $188 $215 2021 2022 $32 $48 2021 2022 17.0% Margin 22.5% Margin Latin America Revenue +4% Op Profit +3% Constant currency +14% +19% North America Revenue +11% Op Profit +53% Constant currency +11% +53% Europe Revenue (8%) Op Profit (8%) Constant currency +8% +7% Rest of World Revenue +15% Op Profit +51% Constant currency +24% +64% Organic +11% +51% Acq +1% +2% FX – – Organic +14% +18% Acq – – FX (10%) (16%) Organic +8% +7% Acq – – FX (15%) (15%) Organic +24% +64% Acq – – FX (10%) (12%) $238 $220 2021 2022 $28 $26 2021 2022 11.8% Margin 11.8% Margin Note: Constant currency represents 2022 results at 2021 exchange rates.

19 $372 $473 $541 2020 2021 2022 Nine-Months 2022 Results (non-GAAP, $ millions, except EPS) Revenue +8% Organic +12% Acq 2% FX (6%) EPS +23%Adj. EBITDA +14%Op Profit +15% Organic +20% Acq +3% FX (8%) $236 $317 $363 2020 2021 2022 10.9% Margin 10.2% Margin 8.8% Margin Constant Currency +13% Constant Currency +23% Constant Currency +21% Constant Currency +35% 16.2% Margin 15.2% Margin 13.9% Margin +34% excluding $.24 / share MGI gain in 20211 $2,669 $3,102 $3,345 2020 2021 2022 $2.84 Excl. MGI Gain1 $2.12 $3.08 $3.80 2020 2021 2022 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconcil iations of non-GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The first nine-months of 2021 included a gain of $16 million ($0.24 per share) in MGI stock, which was sold in July 2021 and had no impact on 2022 results.

20 $317 $64 $8 $389 ( $26 ) $363 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit Nine-Months Revenue and Operating Profit vs 2021 (non-GAAP, $ millions) % Change (6%)12% 2% 8%13% Constant Currency Constant Currency % Change 20% 3% 23% Revenue Operating Profit $3,102 $365 $50 $3,517 ( $172 ) $3,345 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 10.2% Margin 10.9% Margin (8%) 15% 11.1% Margin Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Third Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. *Acq/Disp amounts include the impact of prior year trail ing twelve-month results for acquired and disposed businesses.

21 Nine-Months 2022 Results by Segment ($ millions) Note: Constant currency represents 2022 results at 2021 exchange rates. $98 $97 2021 2022 9.5% Margin 8.3% Margin $832 $899 2021 2022 $180 $194 2021 2022 21.7% Margin 21.6% Margin $94 $121 2021 2022 17.1% Margin 19.9% Margin Organic +10% (9%) Acq +4% +7% FX – – Organic +14% +18% Acq – – FX (6%) (11%) Organic +10% +24% Acq – +1% FX (12%) (14%) Organic +15% +35% Acq +1% +1% FX (6%) (7%) $57 $63 2021 2022 9.4% Margin 8.4% Margin $1,035 $1,171 2021 2022 $683 $669 2021 2022 $552 $606 2021 2022 Latin America Revenue +8% Op Profit +8% Constant currency +14% +18% North America Revenue +13% Op Profit (2%) Constant currency +13% (2%) Europe Revenue (2%) Op Profit +10% Constant currency +10% +24% Rest of World Revenue +10% Op Profit +28% Constant currency +16% +36%

22 $206 $257 $314 $1,000 $1,000 $1,000 $1,298 $1,228 $1,391 $495 $680 $602 $676 $981 12/31/2020 12/31/2021 9/30/2022 Cash and Debt Capacity Credit Facility Amend and Extend Closed June 2022 • Term Loan A expanded from $1.2 billion to $1.4 billion • Maturity extended from February 2024 to June 2027 • Improved rate grid No Maturities until 2025 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest SOFR plus 1.50% • In July, monetized $400M USD/EUR interest rate swap for $67 million Debt Covenants Amended • Net secured debt leverage ratio of 2.0x vs 3.5x max No legacy liability contributions expected until 2032 Moody’s Ba2 (Stable); S&P BB (Positive)Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.2 B Liquidity Strong Financial Health – Ample Liquidity ($ millions, except where noted) ~$1.3 B Liquidity ~$1.1B Liquidity excluding cash from Note Machine Acquisition debt1 1. As of September 30, 2022 approximately $179 million of debt related to the Note Machine acquisition and associated cash to be paid for the acquisition were on the balance sheet. 1 1

23 Debt Maturity Profile $53 $35 $53 $400 $70 $600 $1,155 $70 $1,000 2022 2023 2024 2025 2026 2027 Term Loan A Amortization Revolver Term Loan A Amortization Term Loan A Amortization Term Loan A Senior NotesSenior Notes Maturity Schedule for Credit Facility and Senior Notes ($ millions)

24 Primary US Pension • Based on actuarial assumptions (as of 12/31/21), no cash payments to the plan are needed in the foreseeable future. • Remeasurement occurs every year-end: disclosed in the 2021 annual report on Form 10-K UMWA • Based on actuarial assumptions (as of 12/31/21), cash payments are not needed until 2032 • Remeasurement occurs every year-end: disclosed in the 2021 annual report on Form 10-K Estimated Cash Payments for Legacy Liabilities Payments to Primary U.S. Pension Payments to UMWA $0 $22 $22 $21 $231 2021 2032 2033 2034 After 20342021 2022 2023 2024 2025 2026 No cash payments are expected in foreseeable future ($ millions)

25 2020 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 27 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) Q3 Nine Months Revenues: GAAP 970.5$ 2,669.3 Non-GAAP 970.5$ 2,669.3 Operating profit (loss): GAAP 76.4$ 101.6 Reorganization and Restructuring(a) 5.1 49.7 Acquisitions and dispositions(a) 16.2 66.2 Argentina highly inflationary impact(a) 3.2 8.4 Internal loss(a) (0.9) 9.9 Reporting compliance(a) (0.1) 0.4 Non-GAAP 99.9$ 236.2 Interest expense: GAAP (27.1)$ (70.3) Acquisitions and dispositions(a) 0.5 1.5 Non-GAAP (26.6)$ (68.8) Taxes: GAAP 58.9$ 3.5 Retirement plans(c) 2.1 5.8 Reorganization and Restructuring(a) 1.3 11.6 Acquisitions and dispositions(a) 4.0 9.7 Argentina highly inflationary impact(a) (0.2) (0.7) Internal loss(a) (0.2) 2.3 Income tax rate adjustment(b) (43.6) 20.3 Non-GAAP 22.3$ 52.5 2020

26 2020 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 27 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Q3 Nine Months Income (loss) from continuing operations attributable to Brink's: GAAP (23.8)$ (8.3) Retirement plans(c) 6.6 18.7 Reorganization and Restructuring(a) 4.1 38.3 Acquisitions and dispositions(a) 12.9 61.6 Argentina highly inflationary impact(a) 3.4 9.1 Internal loss(a) (0.7) 7.6 Reporting compliance(a) (0.1) 0.4 Income tax rate adjustment(b) 42.6 (19.3) Non-GAAP 45.0$ 108.1 EPS: GAAP (0.47)$ (0.17) Retirement plans(c) 0.13 0.37 Reorganization and Restructuring(a) 0.08 0.75 Acquisitions and dispositions(a) 0.26 1.21 Argentina highly inflationary impact(a) 0.07 0.18 Internal loss(a) (0.01) 0.15 Reporting compliance(a) - 0.01 Income tax rate adjustment(b) 0.84 (0.38) Non-GAAP 0.89$ 2.12 Depreciation and Amortization: GAAP 55.1$ 152.2 Reorganization and Restructuring(a) (0.6) (0.9) Acquisitions and dispositions(a) (9.4) (25.9) Argentina highly inflationary impact(a) (0.8) (2.2) Non-GAAP 44.3$ 123.2 2020

27 2020 Non-GAAP Results Reconciled to GAAP (3 of 3) Amounts may not add due to rounding. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2022 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and inv estments in 2022. The 2022 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to f orecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2022. a) See “Other Items Not Allocated To Segments” on slide 28 f or details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.8% for 2020. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. e) There is no dif f erence between GAAP and non-GAAP share-based compensation amounts for the periods presented. f) There is no dif f erence between GAAP and non-GAAP marketable securities gain and loss amounts for the periods presented. Q3 Nine Months Adjusted EBITDA(d): Net income attributable to Brink's - GAAP (23.9)$ (9.2) Interest expense - GAAP 27.1 70.3 Income tax provision - GAAP 58.9 3.5 Depreciation and amortization - GAAP 55.1 152.2 EBITDA 117.2$ 216.8 Discontinued operations - GAAP 0.1 0.9 Retirement plans(c) 8.7 24.5 Reorganization and Restructuring(a) 4.8 49.0 Acquisitions and dispositions(a) 7.0 43.9 Argentina highly inflationary impact(a) 2.4 6.2 Internal loss(a) (0.9) 9.9 Reporting compliance(a) (0.1) 0.4 Income tax rate adjustment(b) (1.0) 1.0 Share-based compensation(e) 8.7 21.3 Marketable securities (gain) loss(f) 1.1 (2.3) Adjusted EBITDA 148.0$ 371.6 2020

28 Non-GAAP Reconciliation – Other Amounts may not add due to rounding. The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized $49.7 million net costs in operating profit and $0.6 million costs in interest and other nonoperating income (expense) in the first nine months of 2020, primarily severance costs. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2020 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $25.2 million in the first nine months of 2020. • We incurred $18.9 million in integration costs related to Dunbar and G4S in the first nine months of 2020. • Transaction costs related to business acquisitions were $17.7 million in the first nine months of 2020. • Restructuring costs related to acquisitions were $4.1 million in the first nine months of 2020. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the first nine months of 2020, we recognized $8.4 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $5.3 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In the first nine months of 2020, we incurred $0.3 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we planned to attempt to collect these receivables, we estimated an increase to bad debt expense of $9.6 million in the first nine months of 2020. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from the first nine months of 2020 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($0.4 million in the first nine months of 2020).

29 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the follow ing day and w e do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance w ith GAAP. We use Net Debt as a measure of our f inancial leverage. We believe that investors also may f ind Net Debt to be helpful in evaluating our f inancial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance w ith GAAP and should be review ed in conjunction w ith our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, w hich is the most directly comparable f inancial measure calculated and reported in accordance w ith GAAP, December 31, 2021 and September 30, 2022. December 31, September 30, (In millions) 2021 2022 Debt: Short-term borrowings 9.8$ 20.7$ Long-term debt 2,956.9 3,351.0 Total Debt 2,966.7 3,371.7 Less: Cash and cash equivalents 710.3 1,019.0 Amounts held by Cash Management Services operations(a) (34.7) (38.1) Cash and cash equivalents available for general corporate purposes 675.6 980.9 Net Debt 2,291.1$ 2,390.8$